                             STOCK OPTION AGREEMENT

         THIS STOCK OPTION AGREEMENT (this "Agreement") dated as of March 6, 2000 is entered into by and between Genzyme Corporation ("Genzyme"), a Massachusetts corporation, and Biomatrix, Inc. ("Biomatrix"), a Delaware corporation. Concurrently with the execution and delivery of this Agreement, Genzyme and Biomatrix are entering into an Agreement and Plan of Merger (the "Merger Agreement"), which provides that, among other things, upon the terms and subject to the conditions thereof, Biomatrix will be merged with and into a wholly owned subsidiary of Genzyme ("Merger Sub") with Merger Sub continuing as the surviving corporation (the "Merger"). Capitalized terms used herein but not defined herein shall have the meanings set forth in the Merger Agreement. As a condition and inducement to Genzyme's willingness to enter into the Merger Agreement, Genzyme has required that Biomatrix agree, and Biomatrix has so agreed, to grant to Genzyme an option to acquire shares of common stock, par value $0.0001 per share, of Biomatrix ("Biomatrix Common Stock") upon the terms and subject to the conditions set forth herein.

         Accordingly, in consideration of the foregoing and of the mutual covenants and agreements set forth herein and in the Merger Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1.    GRANT OF OPTION.

               Biomatrix hereby grants to Genzyme an irrevocable option (the "Option") to acquire up to 4,600,000 shares (the "Option Shares") of the Biomatrix Common Stock (being not more than 19.9% of the number of shares of Biomatrix Common Stock outstanding as of the date hereof) in the manner set forth below at a price of $30.00 per share (the "Exercise Price"). The number of shares of Biomatrix Common Stock that may be purchased upon exercise of this Option and the Exercise Price are subject to adjustment as provided in Section 9.

         2.    EXERCISE OF OPTION.

               (a) The Option may only be exercised by Genzyme, in whole or in part, at any time or from time to time, after the date (i) the Merger Agreement becomes terminable under circumstances which would entitle Genzyme to a payment under Section 10.4 of the Merger Agreement and (ii) assuming the Merger Agreement had been terminated (regardless of whether it is terminated), Genzyme in fact would become entitled to a payment under Section
10.4 of the Merger Agreement (with any such time being referred to as the "Exercise Event"). Biomatrix shall notify Genzyme promptly in writing of the occurrence of the Exercise Event, it being understood that the giving of such notice by Biomatrix shall not be a condition to the right of Genzyme to exercise the Option. In the event Genzyme wishes to exercise the Option, Genzyme shall deliver to Biomatrix a written notice (an "Exercise Notice") specifying the total number of Option Shares it wishes to acquire. Each closing of a purchase of Option Shares (a "Closing") shall occur on a date and at a time designated by Genzyme in an Exercise Notice delivered at least two business days prior to the date of such Closing, which Closing shall be held at the offices of counsel to Genzyme. Upon the giving by Genzyme to Biomatrix of the Exercise Notice and payment of the aggregate Exercise Price with respect to the Option Shares specified in the Exercise Notice, and provided that the conditions set forth in Section 3 to Biomatrix's obligation to issue the Option Shares to Genzyme hereunder have been satisfied or waived, Genzyme shall be deemed to be the holder of record of the Option Shares issuable upon such exercise, notwithstanding that the stock transfer book of Biomatrix shall then be closed or that certificates representing such Option Shares shall not then be actually delivered to Genzyme.

         (b) Genzyme may pay the Exercise Price either by (i) cash in the form of a bank or cashier's check or by wire transfer to an account specified by Biomatrix or (ii) surrendering a portion of the Option with respect to such number of Option Shares as is determined by dividing (x) the aggregate Exercise Price payable in respect of the number of Option Shares being purchased in such manner by (y) the difference between (I) the Fair Market Value per share of Biomatrix Common Stock on the date of the Exercise Notice and (II) the per share Exercise Price. For purposes of this Agreement, the "Fair Market Value" of a share of Biomatrix Common Stock shall mean the closing price for a share of Biomatrix Common Stock on the New York Stock Exchange on the trading day immediately preceding the applicable date (or if Biomatrix Common Stock is not quoted on the New York Stock Exchange, on the principal trading market on which such shares are traded as reported by a recognized source).

         (c) The Option shall terminate upon the earliest to occur of (i) the Effective Date, (ii) 180 days following the Exercise Event or (iii) 30 days after the date as of which an Exercise Event could no longer occur; provided, however, with respect to the preceding clause (ii) of this sentence, that if the Option cannot be exercised by reason of any applicable government order or because the waiting period related to the issuance of the Option Shares under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), if applicable, shall not have expired or been terminated, then the Option shall not terminate until the tenth business day after such impediment to exercise shall have been removed or shall have become final and not subject to appeal.

         3.    CONDITIONS TO CLOSING.

               The obligation of Biomatrix to issue the Option Shares to Genzyme hereunder is subject to the conditions that (i) any waiting period under the HSR Act applicable to the issuance of the Option Shares hereunder shall have expired or been terminated; (ii) all consents, approvals, orders or authorizations of, or registrations, declarations or filings with, any Federal, state or local administrative agency or commission or other Federal, state or local governmental authority or instrumentality, if any, required in connection with the issuance of the Option Shares hereunder shall have been obtained or made, as the case may be; and (iii) no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such issuance shall be in effect; provided, however, that the parties hereto shall use their reasonable best efforts to (x) promptly make and process all necessary filings and applications and obtain all consents, approvals, orders, authorizations, registrations and declarations or expiration or termination of any required waiting periods and
(y) have any such injunction or other order vacated or reversed.

         4.    CLOSING.

               At any Closing, (i) Biomatrix shall deliver to Genzyme a single certificate in definitive form representing the number of Option Shares designated by Genzyme in its Exercise Notice, such certificate to be registered in the name of Genzyme and to bear the legend set forth in Section 11 hereof, and (ii) Genzyme shall pay to Biomatrix the aggregate Exercise Price for the shares of Biomatrix Common Stock so designated (by cash or surrender of a portion of the Option). At any Closing at which Genzyme is exercising the Option in part, Genzyme shall present and surrender this Agreement to Biomatrix, and Biomatrix shall deliver to Genzyme an executed new agreement with the same terms as this Agreement evidencing the right to purchase the balance of the shares of Biomatrix Common Stock constituting the Option Shares purchasable hereunder. Biomatrix shall pay all of its own expenses, and any and all Federal, state and local transfer or issuance taxes, and other similar charges that may be payable in connection with the preparation, issue and delivery of stock certificates under this Section 4.

         5.    REPRESENTATIONS AND WARRANTIES OF BIOMATRIX.

               Biomatrix represents and warrants to Genzyme that (i) Biomatrix is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder; (ii) the execution and delivery of this Agreement by Biomatrix and consummation by Biomatrix of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Biomatrix and no other corporate proceedings on the part of Biomatrix are necessary to authorize this Agreement or any of the transactions contemplated hereby;
(iii) this Agreement has been duly executed and delivered by Biomatrix and constitutes a legal, valid and binding obligation of Biomatrix and, assuming this Agreement constitutes a legal, valid and binding obligation of Genzyme, is enforceable against Biomatrix in accordance with its terms, except that any indemnification and contribution provisions may be limited by considerations of public policy; (iv) except for any filings as may be required under the HSR Act, Biomatrix has taken all necessary corporate and other action to authorize and reserve for issuance and to permit it to issue upon exercise of the Option, and at all times from the date hereof until the termination of the Option will have reserved for issuance, a sufficient number of unissued shares of Biomatrix Common Stock for Genzyme to exercise the Option in full and will take all necessary corporate or other action to authorize and reserve for issuance all additional shares of Biomatrix Common Stock or other securities which may be issuable pursuant to Section 9 upon exercise of the Option, all of which, upon their issuance and delivery in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and free of any preemptive rights; (v) upon delivery of the Option Shares and any other securities to Genzyme upon exercise of the Option or upon becoming deemed the holder of record of the Option Shares and any other securities upon exercise of the Option, Genzyme will acquire such Option Shares or other securities free and clear of all claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever, excluding those imposed by Genzyme; (vi) the execution and delivery of this Agreement by Biomatrix does not, and the performance of this Agreement by Biomatrix will not, (A) violate the Certificate of Incorporation or By-Laws of Biomatrix, (B) conflict with or violate any law, ordinance or regulation or any order, judgment, injunction, decree or other requirement of any court, arbitrator, governmental or regulatory body applicable to Biomatrix or any of the Biomatrix Subsidiaries or by which they or any of their property is bound or (C) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the property or assets of Biomatrix or any of the Biomatrix Subsidiaries pursuant to, any contract or agreement to which Biomatrix or any of the Biomatrix Subsidiaries is a party or by which Biomatrix or any of the Biomatrix Subsidiaries or any of their property is bound, except, in the case of clauses (B) and (C) above, for violations, conflicts, breaches, defaults, rights of termination, amendment, acceleration or cancellation, liens or encumbrances which would not, individually or in the aggregate, have a Biomatrix Material Adverse Effect; (vii) the execution and delivery of this Agreement by Biomatrix does not, and the performance of this Agreement by Biomatrix will not, require any consent, approval, authorization or permit of, or filing with, or notification to, any Governmental Entity except pursuant to the HSR Act, if applicable; and (viii) none of Biomatrix, any of its affiliates or anyone acting on its or their behalf, has issued, sold or offered any security of Biomatrix to any person under circumstances that would cause the issuance and sale of the Option Shares, as contemplated by this Agreement, to be subject to the registration requirements of the Securities Act and, assuming the representations and warranties of Genzyme contained in clause (iv) of Section 6 are true and correct, the issuance, sale and delivery of the Option Shares hereunder will be exempt from the registration and prospectus delivery requirements of the Securities Act (and Biomatrix shall not take any action which would cause the issuance, sale and delivery of the Option Shares hereunder not to be exempt from such requirements). Until the Option has been exercised or terminated in full and Genzyme no longer holds any Option Shares, Biomatrix shall not adopt a stockholders' rights plan or similar arrangement that would restrict the exercise (in whole or in part) of the Option, the beneficial ownership by Genzyme or any of its affiliates of any of the Option Shares, or the consummation of the other transactions contemplated hereby.

         6.    REPRESENTATIONS AND WARRANTIES OF GENZYME.

               Genzyme represents and warrants to Biomatrix that (i) Genzyme is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder; (ii) the execution and delivery of this Agreement by Genzyme and the consummation by Genzyme of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Genzyme and no other corporate proceedings on the part of Genzyme are necessary to authorize this Agreement or any of the transactions contemplated hereby; (iii) this Agreement has been duly executed and delivered by Genzyme and constitutes a legal, valid and binding obligation of Genzyme and, assuming this Agreement constitutes a legal, valid and binding obligation of Biomatrix, is enforceable against Genzyme in accordance with its terms except that any indemnification and contribution provisions may be limited by considerations of public policy; and (iv) any shares of Biomatrix Common Stock acquired upon exercise of the Option will not be acquired by Genzyme with a view to the public distribution thereof in violation of applicable law and Genzyme will not sell or otherwise dispose of such shares in violation of applicable law or this Agreement.

         7.    CERTAIN RIGHTS.

               (a) REPURCHASE RIGHT. At the request of Genzyme at any time during the period during which this Option is exercisable (the "Purchase Period"), Biomatrix (or any successor entity thereof) shall, subject to the limitation set forth in Section 10, purchase from Genzyme (x) all or any portion of the Option at the price set forth in subparagraph (i) below or (y) all or any portion of the Option Shares, if any, acquired by Genzyme pursuant to the Option at the price set forth in subparagraph (ii) below.

                    (i) The purchase price for the applicable portion of the Option shall be the difference between the "Market/Offer Price" (as defined below) for a share of Biomatrix Common Stock as of the date Genzyme gives notice of its intent to exercise its rights under this Section 7 and the Exercise Price, multiplied by the number of Option Shares purchasable pursuant to the Option (or portion thereof with respect to which Genzyme is exercising its rights under this Section 7), but only if the Market/Offer Price is greater than the Exercise Price. For purposes of this subparagraph
(i), "Market/Offer Price" shall mean, as of any date, the higher of (x) the highest price per share offered as of such date pursuant to any Alternative Transaction which was initiated prior to such date and not withdrawn as of such date and (y) the highest Fair Market Value of a share of Biomatrix Common Stock during the 10 trading days prior to such date.

                    (ii) The purchase price of the Option Shares shall be the product of (x) the Market/Offer Price multiplied by (y) the number of shares of Biomatrix Common Stock so purchased.

               (b) PAYMENT AND REDELIVERY OF SHARES. In the event Genzyme exercises its rights under Section 7(a), Biomatrix shall, within three business days after Genzyme delivers notice pursuant to Section 7(a) (which notice may be delivered prior to consummation of the exercise of the Option), pay the required amount to Genzyme in immediately available funds and Genzyme shall surrender to Biomatrix the Option or the certificates evidencing the Biomatrix Common Stock purchased by Genzyme pursuant thereto, and Genzyme shall represent and warrant that it owns such shares of Biomatrix Common Stock and that such shares of Biomatrix Common Stock are then free and clear of all claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever.

               (c) REPURCHASE PRICE REDUCED AT GENZYME'S OPTION. In the event the repurchase price specified in Section 7(a) would subject the purchase of the Option or the Option Shares purchased by Genzyme pursuant to the Option to a vote of the shareholders of Biomatrix pursuant to applicable law or Biomatrix's Certificate of Incorporation, then Genzyme may, at its election, reduce the repurchase price to an amount which would permit such repurchase without the necessity for such a shareholder vote.

         8.    REGISTRATION RIGHTS.

               (a) Following the termination of the Merger Agreement, Genzyme may request, by written notice (a "Registration Notice") to Biomatrix, that Biomatrix register under the Securities Act all or any part of the Option Shares (the "Registrable Securities") in order to permit the public sale or other disposition of such shares.

               (b) Biomatrix shall use its best efforts to prepare and file a registration statement under the Securities Act covering the Registrable Securities to cause, as promptly as practicable, the Securities and Exchange Commission to declare such registration statement effective and to maintain the effectiveness of such registration statement until the earlier of 180 days after the effective date and the date on which all of the Registrable Securities covered by the registration statement have been sold; provided, however, that (i) Genzyme shall not be entitled to more than an aggregate of two effective registration statements hereunder and (ii) Biomatrix may delay filing any such registration statement for up to 40 days after a Registration Notice is received if Biomatrix is in possession of material non-public information that its board of directors in good faith determines would be materially detrimental if disclosed at such time and, in the written opinion of counsel to Biomatrix, such information would have to be disclosed if a registration statement were filed at that time. Biomatrix shall use all reasonable efforts to cause any Registrable Securities registered pursuant to this Section 8 to be qualified for sale under the securities or blue sky laws of such jurisdictions as Genzyme may reasonably request and shall continue such registration or qualification in effect in such jurisdictions; provided, however, that Biomatrix shall not be required to qualify to do business in, or consent to general service of process in, any jurisdiction by reason of this provision.

               (c) The registration rights set forth in this Section 8 are subject to the condition that Genzyme shall provide Biomatrix with such information with respect to itself and its plan for distribution for the Registrable Securities as is necessary to enable Biomatrix to include in a registration statement all material facts required to be disclosed with respect to thereto.

               (d) A registration effected under this Section 8 shall be effected at Biomatrix's expense, except for underwriting discounts and commissions and the fees and expenses of counsel to Genzyme, and Biomatrix shall provide such documentation (including certificates, opinions of counsel and "comfort" letters from auditors) as are customary in connection with underwritten public offerings. In connection with any underwritten registration, the parties agree (i) to indemnify each other and any underwriters in the customary manner, (ii) if applicable, to enter into an underwriting agreement in form and substance customary for transactions of this type with the underwriters participating in such offering, and (iii) to take all further actions which shall be reasonably necessary to effect such registration and sale (including if any managing underwriter deems it necessary, participating in road show presentations).

         9.    ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

               In the event of any change in the Biomatrix Common Stock by reason of stock dividends, split-ups, mergers (other than the Merger), recapitalizations, combinations, exchanges of shares and the like, the type and number of shares or securities subject to the Option, and the Exercise Price, shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction so that Genzyme shall receive, upon exercise of the Option, the number and class of shares or other securities or property that Genzyme would have received in respect of the Biomatrix Common Stock if the Option had been exercised immediately prior to such event or the record date therefor, as applicable.

         10.   CASH PAYMENT LIMITATION.

               Notwithstanding any other provision of this Agreement, in no event shall the Maximum Cash Payment exceed $22 million. For purposes of this Agreement, the term "Maximum Cash Payment" shall mean the aggregate amount of the following: (i) the amount of cash received by Genzyme pursuant to Sections
10.3 and 10.4 of the Merger Agreement; (ii) the amount of cash received by Genzyme pursuant to the exercise of the put right with respect to the Option under Section 7(a)(i); and (iii) the amount by which proceeds realized by Genzyme upon any and all dispositions of the Option or any Option Shares by Genzyme (other than to Biomatrix pursuant to Section 7(a) hereof) exceeds the Exercise Price paid by Genzyme therefor. Should the Maximum Cash Payment exceed $22 million at any time or from time to time, Genzyme agrees to remit promptly to Biomatrix the amount of any such excess, including any excess received upon any disposition of the Option or any Option Shares to any third party.

         11.   RESTRICTIVE LEGENDS.

               Each certificate representing Option Shares issued to Genzyme hereunder shall include a legend in substantially the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

         12.   LISTING AND HSR FILING.

               Biomatrix promptly shall take any action necessary for the shares of Biomatrix Common Stock to be acquired upon exercise of the Option to be listed on the New York Stock Exchange. Promptly after the date such a filing is permitted to be made, each of the parties hereto shall file with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice all required premerger notification and report forms and other documents and exhibits required to be filed under the HSR Act, if any, to permit the acquisition of the shares of Biomatrix Common Stock subject to the Option at the earliest possible date.

         13.   BINDING EFFECT.

               This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing contained in this Agreement, express or implied, is intended to or shall confer upon any person other than the parties hereto and their respective successors and permitted assigns any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. Certificates representing shares sold in a registered public offering pursuant to Section 8 shall not be required to bear the legend set forth in Section 11.

         14.   SPECIFIC PERFORMANCE.

               The parties recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that in addition to other remedies the other party shall be entitled to an injunction restraining any violation or threatened violation of the provisions of this Agreement. In the event that any action shall be brought in equity to enforce the provisions of the Agreement, neither party will allege, and each party hereby waives the defense, that there is an adequate remedy at law.

         15.   ENTIRE AGREEMENT.

               This Agreement and the Merger Agreement contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, both written and oral, between the parties with respect to the subject matter hereof.

         16.   FURTHER ASSURANCES.

               Each party will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to constitute the transactions contemplated hereby.

         17.   SEVERABILITY.

               If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable provision.

         18.   NOTICES.

               Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given when so delivered in person, by overnight courier, by facsimile transmission (with receipt confirmed by telephone or by automatic transmission report) or two business days after being sent by registered or certified mail (postage prepaid, return receipt requested), as follows:

               (a)  if to Genzyme, to:

                    Genzyme Corporation
                    One Kendall Square
                    Cambridge, MA  02139-1562

               (b)  Attn:  Earl M. Collier, Jr., Executive Vice President
                    Telephone:  (617) 252-7500
                    Facsimile:  (617) 252-7802

                    with a copy to:

                    Palmer & Dodge LLP
                    One Beacon Street
                    Boston, Massachusetts  02108
                    Attn:  Paul M. Kinsella
                    Telephone:  (617) 573-0100
                    Facsimile:  (617) 227-4420

               (c)  if to Biomatrix, to:

                    Biomatrix, Inc.
                    65 Railroad Avenue
                    Ridgefield, NJ  07657
                    Attn:  Dr. Endre A. Balazs,
                           Chairman and Chief Executive Officer
                    Telephone:  (201) 945-9550
                    Facsimile:  (201) 945-1430

                    with a copy to:

                    Bingham Dana LLP
                    150 Federal Street
                    Boston, Massachusetts 02110
                    Attn:  Justin P. Morreale
                    Telephone:  (617) 951-8000
                    Facsimile:  (617) 951-8736

         19.   GOVERNING LAW.

               This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to any choice of law principle that would dictate the application of the laws of another jurisdiction.

         20.   COUNTERPARTS.

               This Agreement may be executed in two counterparts, each of which shall be deemed to be an original, and both of which together shall constitute one and the same instrument.

         21.   EXPENSES.

               Except as otherwise expressly provided herein or in the Merger Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

         22.   AMENDMENTS; WAIVER.

               This Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

         23.   ASSIGNMENT.

               Neither of the parties hereto may sell, transfer, assign or otherwise dispose of any of its rights or obligations under this Agreement or the Option created hereunder to any other person, without the express written consent of the other party, except that Genzyme may (a) assign any of its rights hereunder to any affiliate and (b) assign its registration rights under Section 8 to any subsequent holder of Option Shares other than a holder who acquired such shares in a sale that was registered under the Securities Act.

         24.   SUBMISSION TO JURISDICTION; WAIVER.

               Each of Biomatrix and Genzyme irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by the other party hereto or its successors or assigns may be brought and determined in the courts of The Commonwealth of Massachusetts and each of Biomatrix and Genzyme hereby irrevocably submits with regard to any action or proceeding for itself and in respect to its property, generally and unconditionally, to the nonexclusive jurisdiction of the aforesaid courts. Each of Biomatrix and Genzyme hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by applicable law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper and (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

         IN WITNESS WHEREOF, the parties hereto have caused this Stock Option Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                       GENZYME CORPORATION


                                       By /s/ EARL M. COLLIER, JR.
                                         -----------------------------------
                                         Name:  Earl M. Collier, Jr.
                                         Title: Executive Vice President


                                       BIOMATRIX, INC.


                                       By: /s/ ENDRE A. BALAZS
                                         -----------------------------------
                                         Name:  Endre A. Balazs
                                         Title: Chairman and Chief
                                                Executive Officer, and Chief
                                                Scientific Officer